Exhibit 10.14A

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and,

where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

EXECUTION COPY

UPSIZING AMENDMENT AND ACKNOWLEDGMENT

This UPSIZING AMENDMENT AND ACKNOWLEDGMENT (this “Amendment”), dated as of February 20, 2014 (the “Effective Date”), is entered into by and among Hammerhead Solar, LLC, a Delaware limited liability company (“Borrower”), Bank of America, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), Collateral Agent for the Secured Parties (“Collateral Agent”), Depositary (as defined in the CADA (as defined below)) and as the initial lender (“Existing Lender) party to the Loan Agreement, dated as of February 4, 2014 (the “Loan Agreement”), by and among Borrower, Administrative Agent and the Existing Lender on the Effective Date immediately prior to the effectiveness of this Amendment, and Société Générale (“SG”), CIT Finance LLC (“CIT”), and Silicon Valley Bank (“SVB”); and collectively with SG and CIT, the “Additional Lenders”) as Lenders from and after the Effective Date upon the effectiveness of this Amendment and, solely for purposes of Section 4 hereof, the other parties to the CADA listed on the signature pages hereof. Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Loan Agreement.

A. Pursuant to the Loan Agreement, the Lenders agree to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth herein and therein.

B. Pursuant to the Upsizing Letter, upon the effectiveness of this Amendment and subject to the terms and conditions of the Upsizing Letter and the Loan Agreement, the Existing Lender and the Additional Lenders agree to provide additional Commitments to the Borrower under the Loan Agreement in an aggregate principal amount equal to $120,000,000.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Loan Agreement. Upon the effectiveness of this Amendment on the Amendment Effective Date as provided below, the Loan Agreement will be amended as follows:

(a) The cover page and first paragraph of the Loan Agreement are hereby amended by inserting thereon and therein appropriate references to (i) CIT Finance LLC and Société Générale, respectively, as Joint Lead Arrangers and Co-Documentation Agents and (ii) Bank of America, N.A., as Sole Structuring Agent and Sole Syndication Agent.

(b) Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions (in correct alphabetical order):

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

““Amendment Effective Date” means, upon the effectiveness of the Upsizing Amendment and Acknowledgment, the “Effective Date” as defined in the Upsizing Amendment and Acknowledgment.”; and

““Upsizing Amendment and Acknowledgment” means that certain Upsizing Amendment and Acknowledgment, dated as of February 20, 2014, among the Borrower, the Administrative Agent and the Lenders party thereto.”.

(c) The defined term and definition of “Commitment” set forth in Section 1.1 of the Loan Agreement is hereby deleted and replaced in its entirety with the following in its entirety:

““Commitment” means, at any time with respect to each Lender, the commitment of such Lender to make Loans hereunder, expressed as a maximum aggregate principal amount of the Loans to be made by such Lender hereunder as such amount may be (a) reduced from time to time pursuant to Section 2.2(c), (b) reduced or modified from time to time pursuant to assignments by or to such Lender pursuant to Section 9.14 or (c) increased pursuant to Section 2.9 or, subject to Section 9.12(a)(ii), the terms of the Upsizing Letter. The amount of each Lender’s Commitment as of the Amendment Effective Date is set forth in Annex 3 hereto, or, thereafter, in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable.”

(d) The reference to Section 2.10(b) in the definition of “Increasing Incremental Lender Confirmation” set forth in Section 1.1 of the Loan Agreement is hereby deleted and replaced with the following: “Section 2.9(b)”.

(e) The reference to Section 2.9(e) in the definition of ““Note” and “Notes”” set forth in Section 1.1 of the Loan Agreement is hereby deleted and replaced with the following: “Section 2.1(d)”.

(f) The reference to Section 9.13(a) in the definition of “Participant Register” set forth in Section 1.1 of the Loan Agreement is hereby deleted and replaced with the following: “Section 9.14(b)”.

(g) The defined term and definition of “Total Loan Commitment” set forth in Section 1.1 of the Loan Agreement is hereby deleted and replaced in its entirety with the following in its entirety:

““Total Loan Commitment” means the aggregate principal amount of the Loans to be made by the Lenders hereunder as such amount may be (a) reduced from time to time pursuant to Section 2.2(c), (b) increased pursuant to Section 2.9, or (c) subject to Section 9.12(a)(ii), increased pursuant to the Upsizing Letter. The Total Loan Commitment as of the Amendment Effective Date is Two Hundred Twenty Million Dollars ($220,000,000).”

(h) The reference to Section 9.13(b) in Section 2.4(d)(iii)(B) of the Loan Agreement is hereby deleted and replaced with the following: “Section 9.14(b)”.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(i) Section 2.4(d)(iv) of the Loan Agreement is hereby amended by inserting the word “of” between the words “copy” and “any” in the seventh line thereof.

(j) The reference to “Cash Collateral” in Section 2.11(c) of the Loan Agreement is hereby deleted and replaced with the following: “cash collateral”.

(k) (i) Paragraphs (a), (b), (c), (d) and (e) of Section 5.4 of the Loan Agreement are hereby amended, respectively, by inserting the following text immediately following the words “Deliver to the Administrative Agent” appearing in each such paragraph, (ii) paragraph (c) of Section 5.11 of the Loan Agreement is hereby amended by inserting the following text immediately following the words “deliver to the Administrative Agent” appearing in the first sentence of such paragraph, (iii) Section 5.15 of the Loan Agreement is hereby amended by inserting the following text immediately following the words “deliver a Borrowing Base Certificate to the Administrative Agent” appearing in the first sentence of such paragraph and (iv) paragraph (i) of Section 3.2 of the Loan Agreement is hereby amended by inserting the following text immediately following the words “Administrative Agent” in both places the words “Administrative Agent” appear together in such paragraph: “, for the benefit of each Lender,”.

(l) Section 5.10(a) of the Loan Agreement is hereby amended by:

(i) deleting the text in clause (i) set forth therein and replacing it in its entirety with the following in its entirety: “the execution or delivery of this Agreement or any other Financing Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby and thereby”;

(ii) deleting the text in clause (iv) set forth therein (excluding the proviso to such section) and replacing it in its entirety with the following in its entirety: “any actual or alleged presence or Release of Hazardous Materials on any property currently or formerly owned or operated by the Borrower, any other Loan Party or any Funded Subsidiary, or any Environmental Claim related in any way to the Borrower”; and

(iii) deleting the text in clause (y) set forth in the proviso in clause (iv) set forth therein and replacing it in its entirety with the following in its entirety: “result from a claim brought by the Borrower or any other Loan Party or any of their Affiliates against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Financing Document, if the Borrower or such Loan Party or such Affiliate has obtained a final or nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.”.

(m) All of the text of the first sentence of Section 9.15(a) of the Loan Agreement prior to the words “provided, however,” is hereby deleted in its entirety and replaced by the following in its entirety: “Each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed), which consent shall not be required in connection with assignments between existing Lenders;”.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(n) The second sentence of Section 9.15(a) of the Loan Agreement is hereby deleted in its entirety and replaced by the following in its entirety: “Upon acceptance and recording pursuant to clause (e) of this Section 9.15, from and after the effective date specified in each Assignment and Acceptance, the assigning Lender shall be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.4(d), 2.6, 2.7, and 5.10, as well as to any Fees accrued for its account and not yet paid).”.

(o) The reference to “Assignment and Agreement” in Section 9.15(c) of the Loan Agreement is hereby deleted and replaced with the following: “Assignment and Acceptance”.

(p) Section 10.3 of the Loan Agreement is hereby amended by:

(i) re-lettering clause (d) thereof as clause (c) thereof and

(ii) replacing the text in clause (ii) of the proviso in the second paragraph thereof which reads “(b), (c) and (d)” with the following: “(b) and (c)”.

(q) Section 10.19 of the Loan Agreement is hereby amended by inserting the words “Assignment and Acceptance” between the words “any” and “entered” in the second line thereof.

(r) Annex 2 to the Loan Agreement is hereby amended by inserting the following in its entirety immediately following the lender office and notice information for Bank of America, N.A. set forth therein:

“Société Générale

c/o SG Americas Securities LLC

245 Park Avenue, New York, NY 10167

Attention:    Jay Leung

Telephone:    212 278 6976

Telecopy:    212 278 6136

Email: [Omitted]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

CIT Finance LLC

11 West 42nd Street, 13th Floor

New York, New York 10036

Attention:         Michael Cerniglia, CIT Corporate Finance Portfolio Manager — Energy

Telephone:       (212) 771-9657

Telecopy:         (212) 771-6023

Email:              [Omitted]

Silicon Valley Bank

555 Mission Street Suite 900

San Francisco, CA 94105

Attention: Mona Maitra

415-764-4723

[Omitted]”.

(s) Annex 3 to the Loan Agreement is hereby amended and restated by deleting the table therein in its entirety and replacing it with the following table in its entirety:

Lender	Commitment
Bank of America, N.A.	[***]
Société Générale	[***]
CIT Finance LLC	[***]
Silicon Valley Bank	[***]

(t) As provided in the Upsizing Letter, from and after the effectiveness of this Amendment, amounts due under the Loan Agreement in respect of the Total Loan Commitment shall be calculated by reference to the Total Loan Commitment as increased pursuant to this Amendment.

SECTION 2. Amendments to the Fee Letters. Upon the effectiveness of this Amendment on the Amendment Effective Date as provided below, that certain Fee Letter, dated February 4, 2014, between the Borrower and Bank of America, N.A. (the “Commitment Fee Letter”) will be amended as follows:

(a) All references in the Commitment Fee Letter to “$100,000,000” shall be deleted and replaced in their entirety with the following “$220,000,000”.

(b) All references in the Commitment Fee Letter to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended by this Amendment.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(c) All references in the Commitment Fee Letter to the Lenders or their respective Commitments shall be deemed to refer to such terms as defined in the Loan Agreement as amended by this Amendment.

As provided in the Upsizing Letter, from and after the effectiveness of this Amendment, amounts due under the Fee Letters in respect of the Total Loan Commitment shall be calculated by reference to the Total Loan Commitment as increased pursuant to this Amendment.

SECTION 3. Amendments to the CADA. Upon the effectiveness of this Amendment on the Amendment Effective Date as provided below, the CADA will be amended as follows:

(a) The reference to Section 4.6(a) in the definition of “Draft Withdrawal/Transfer Certificate” set forth in Section 1.1 of the CADA is hereby deleted and replaced with the following: “Section 4.5(a)”.

(b) The reference to Section 8.9(a) in the definition of “Indemnified Collateral Agent Liabilities” set forth in Section 1.1 of the CADA is hereby deleted and replaced with the following: “Section 7.8(a)”.

(c) The reference to Section 8.9(a) in the definition of “Indemnified Collateral Agent Parties” set forth in Section 1.1 of the CADA is hereby deleted and replaced with the following: “Section 7.8(a)”.

(d) The reference to Section 2.2(a)(iii) in the definition of “Prepayment Account” set forth in Section 1.1 of the CADA is hereby deleted and replaced with the following: “Section 2.2(a)(ii)”.

(e) The reference to Section 2.2(a)(ii) in the definition of “Revenue Account” set forth in Section 1.1 of the CADA is hereby deleted and replaced with the following: “Section 2.2(a)(i)”.

(f) The definition of “Sweep Event” set forth in Section 1.1 of the CADA is hereby amended by:

(i) inserting the text “any of” in its entirety between the words “of” and “the” set forth in the second line thereof; and

(ii) replacing the word “and” set forth at the end of clause (b) thereof with the word “or”.

(g) The reference to Section 4.6(b) in the definition of “Withdrawal/Transfer Certificate” set forth in Section 1.1 of the CADA is hereby deleted and replaced with the following: “Section 4.5(b)”.

(h) The reference to Section 4.6 set forth in Section 2.1(b) of the CADA is hereby deleted and replaced with the following: “Section 4.5”.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(i) The reference to Section 3.2(d) set forth in Section 3.2(e) of the CADA is hereby deleted and replaced with the following: “Section 3.2(e)”.

(j) The reference to Section 4.6(a) set forth in Section 4.5(b) of the CADA is hereby deleted and replaced with the following: “Section 4.5(a)”.

(k) The reference to Section 4.6(c) set forth in Section 4.5(c) of the CADA is hereby deleted and replaced with the following: “Section 4.5(c)”.

(l) Section 6.2(a) of the CADA is hereby amended by deleting the words “are volatile of” set forth in the last sentence thereof and replacing them with the following: “violate”.

(m) The term “Security Documents” set forth in Section 7.2(a) of the CADA is hereby deleted and replaced with the following: “Collateral Documents”.

(n) The reference to Section 4.4(c) set forth in Section 7.2(a)(v) of the CADA is hereby deleted and replaced with the following: “Section 4.3(c)”.

(o) Section7.8(a) of the CADA is hereby amended by deleting the words “are volatile of” set forth in the last sentence thereof and replacing them with the following: “violate”.

SECTION 4. Agreements and Acknowledgments of Other Parties to the CADA. By their respective signatures hereto, each of the Subsidiary Parties (as defined in the CADA) hereby acknowledge and agree to the amendments to the CADA set forth in Section 3 of this Amendment upon the effectiveness of this Amendment on the Amendment Effective Date as provided below.

SECTION 5. Agreements and Acknowledgments of Additional Lenders. Upon the effectiveness of this Amendment on the Amendment Effective Date as provided below, each Additional Lender:

(a) subject to the terms of the Financing Documents, hereby irrevocably agrees to provide its respective Commitment as set forth in this Amendment;

(b) hereby (i) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Loan Agreement and the other Financing Documents, (ii) acknowledges and confirms that it has received a copy of the Loan Agreement, each other Financing Document and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to provide its respective Commitment and portion of any Loans, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Secured Party, (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Borrower, or any other Secured Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement or any

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

other Financing Document, (iv) appoints and authorizes each Agent and the Depositary to take such action as agent on its behalf and to exercise such powers under the Loan Agreement or the other Financing Documents as are delegated to such Agent or the Depositary, as applicable, by the terms thereof (including, but not limited to, Article 9 of the Loan Agreement and Section 5.1 and Article VII of the CADA), together with such powers as are reasonably incidental thereto and (v) will perform in accordance with their terms all of the obligations that by the terms of the Financing Documents are required to be performed by it as a Lender;

(c) further confirms and agrees that in becoming a Lender and in making Loans under the Loan Agreement, such actions have and will be made without recourse to, or representation or warranty, by any Secured Party;

(d) shall have all of the rights and be subject to all of the obligations in its capacity as a Lender under the Loan Agreement, each other Financing Document, and any other documents or instruments delivered pursuant thereto or in connection therewith and shall have all rights to all claims, suits, causes of action and any other right of a Lender against any Person, that arise from transactions, events or occurrences on or after the Effective Date, whether known or unknown, arising under or in connection with the Loan Agreement, each other Financing Document, and any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, statutory claims and all other claims at law or in equity; and

(e) hereby agrees to execute and deliver such other instruments, and take such other action, as either the Borrower or the Administrative Agent may reasonably request in connection with the transactions contemplated by this Amendment including, without limitation, the delivery of any notices to the Borrower or the Agents that may be required in connection herewith.

SECTION 6. Conditions Precedent. This Amendment shall be effective as of the Effective Date when the following conditions precedent have been satisfied:

(a) The Administrative Agent shall have received counterparts of this Amendment executed on behalf of each of the parties hereto.

(b) No Default or Event of Default shall have occurred and be continuing.

(c) The representations and warranties set forth in Section 4.1 of the Loan Agreement and in each other Financing Document shall be true and correct in all material respects as of the Effective Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date).

(d) The Administrative Agent shall have received for its own account, and for the account of each Existing Lender or Additional Lender entitled thereto, all fees due and payable as of the Effective Date pursuant to the Loan Agreement or any of the Fee Letters (as amended hereby), and all costs and expenses, including costs, fees and expenses of legal counsel, for which invoices have been presented.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(e) The Administrative Agent shall have received a certificate of the Borrower dated as of the Effective Date signed by a Responsible Officer of the Borrower (x) certifying and attaching the resolutions adopted by the Borrower approving or consenting to the increase in the Commitments provided for in this Amendment and (y) certifying that each of the conditions set forth in this Section 6 have been met as of the Effective Date.

(f) The Administrative Agent, and, to the extent required by the Loan Agreement, the Borrower, shall have received an Administrative Questionnaire and any tax forms required under the Loan Agreement from each Additional Lender.

SECTION 7. Amendments. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Additional Lenders.

SECTION 8. Reference to and Effect on Financing Documents. Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement or the CADA to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement or the CADA (as the case may be), and each reference in the other Financing Documents to “the Credit Agreement”, “CADA”, “thereof” or words of like import referring to the Credit Agreement or the CADA (as the case may be), shall mean and be a reference to the Credit Agreement and/or the CADA as modified and amended hereby. Except as specifically set forth in this Amendment, the Credit Agreement, the CADA and all other Financing Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legally valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its respective terms without defense, offset, claim or contribution, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Financing Documents, nor constitute a waiver of any provision of any of the Financing Documents. This Amendment shall also constitute a “Financing Document” for all purposes of the Credit Agreement and the other Financing Documents.

SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopy or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SECTION 11. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment.

SECTION 12. Certain Appointments; Enforcement by Administrative Agent. Each of CIT and SG is hereby appointed a Joint Lead Arranger and a Co-Documentation Agent in respect of the transactions contemplated by the Loan Agreement and the other Financing Documents. Bank of America, N.A., is hereby appointed as Sole Structuring Agent and Sole Syndication Agent in respect of the transactions contemplated by the Loan Agreement and the other Financing Documents. The Administrative Agent shall be entitled to rely upon and enforce this Amendment against each Additional Lender in all respects. Notwithstanding anything herein or in any other Financing Document to the contrary, no party identified in this Amendment as a Sole Structuring Agent, Sole Syndication Agent, Joint Lead Arranger or Documentation Agent shall have any duties or responsibilities hereunder or under the Financing Documents in its capacity as such.

SECTION 14. Headings. The Section headings used herein are for ease of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 15. Severability. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 16. Construction. The rules of interpretation specified in Section 1.2 of the Loan Agreement also apply to this Amendment.

[Signature Pages Follow]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

HAMMERHEAD SOLAR, LLC

By:	/s/ Peter Rive
Name: Peter Rive Title: Chief Operating Officer

[UPSIZING AMENDMENT AND ACKNOWLEDGMENT — SIGNATURE PAGE]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

BANK OF AMERICA, N.A., as Collateral Agent for the Secured Parties

By:	/s/ Mollie Canup
Name: Mollie S. Canup Title: Vice President

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Mollie Canup
Name: Mollie S. Canup Title: Vice President

BANK OF AMERICA, N.A., as Depositary and Securities Intermediary

By:	/s/ Wayne Evans
Name: Wayne M. Evans Title: Vice President

BANK OF AMERICA, N.A., as Existing Lender

By:	/s/ Sheikh Omer-Farooq
Name: Sheikh M. Omer-Farooq Title: Director

[UPSIZING AMENDMENT AND ACKNOWLEDGMENT — SIGNATURE PAGE]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SOCIÉTÉ GÉNÉRALE, as an Additional Lender

By:	/s/ Roberto Simon
Name: Roberto Simon Title: Managing Director

[UPSIZING AMENDMENT AND ACKNOWLEDGMENT — SIGNATURE PAGE]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

CIT FINANCE LLC, as an Additional Lender

By:	/s/ Marc Theisinger
Name: Marc Theisinger Title: Director

By:
Name: Title:

[UPSIZING AMENDMENT AND ACKNOWLEDGMENT — SIGNATURE PAGE]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SILICON VALLEY BANK, as an Additional Lender

By:	/s/ Bret Turner
Name: Bret J. Turner Title: Director

[UPSIZING AMENDMENT AND ACKNOWLEDGMENT — SIGNATURE PAGE]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[***]

[UPSIZING AMENDMENT AND ACKNOWLEDGMENT — SIGNATURE PAGE]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.